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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                          March 23, 2000


                       VECTREN CORPORATION
      (Exact name of registrant as specified in its charter)


           Indiana               333-90763         35-2086905
  (State of incorporation)(Commission File Number)(I.R.S. Employer
                                               Identification No.)

     20 N.W. Fourth Street                           47741
      Evansville, Indiana                          (Zip Code)
     (Address of principal
     executive offices)

Registrant's telephone number, including area code (317) 926-3351



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Item 5.  Other Events.

     On March 23, 2000, representatives of Vectren Corporation (the "Corporation") a made presentation industry analysts. Pursuant to General Instruction F to Form 8-K, the text of the presentation is incorporated herein by reference and is attached hereto.

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


         Exhibit
         Number         Description
          99.1          Presentation to Industry Analysts

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VECTREN CORPORATION

Dated: March 24, 2000
                                  By:   /s/ Niel C. Ellerbrook
                                        _____________________________
                                        Niel C. Ellerbrook
                                        President

                           EXHIBIT LIST

    Exhibit
    Number        Description                                  Page

     99.1         Presentation to Industry Analysts